UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2009

SECURE AMERICA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33743	26-0188408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 North Glebe Road, Suite 550
Arlington, VA 22201
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

SECURE AMERICA ACQUISITION CORPORATION (THE “COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY AND, AMONG OTHER THINGS, THE COMPANY’S PROPOSED BUSINESS COMBINATION WITH ULTIMATE ESCAPES HOLDINGS, LLC (“ULTIMATE ESCAPES”) DISCUSSED HEREIN AND THE BUSINESS OF ULTIMATE ESCAPES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH ULTIMATE ESCAPES IS, AND THE COMPANY WILL BE, ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND IN THE DEFINITIVE PROXY STATEMENT FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS.

THE COMPANY FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC ON OCTOBER 16, 2009 IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THIS DOCUMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S FINAL PROSPECTUS, DATED OCTOBER 23, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT HAS BEEN MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, TO STOCKHOLDERS AND WARRANTHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 13, 2009. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS MAY ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY IN WRITING AT 1005 NORTH GLEBE ROAD, SUITE 550, ARLINGTON, VIRGINIA 22201, OR BY TELEPHONE AT (703) 528-7073. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS ARE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF THE COMPANY’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO THE COMPANY, ULTIMATE ESCAPES AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. CERTAIN OF SUCH UNDERWRITERS MAY RECEIVE FEES UPON CONSUMMATION OF THE COMPANY’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS FILED BY THE COMPANY WITH THE SEC.

THE INFORMATION ON THE WEBSITES OF ULTIMATE ESCAPES’ OR THE COMPANY IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS THE COMPANY MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR THERE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT DATED OCTOBER 16, 2009 (THE “DEFINITIVE PROXY STATEMENT”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY.

Item 1.01	Entry into a Material Definitive Agreement

On October 22, 2009, Secure America Acquisition Corporation (the “Company”) announced it has entered into an agreement (the “Victory Agreement”) with Victory Park Capital Advisors, LLC (“Victory Park”), pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and the Company may purchase up to an aggregate of $15 million of shares of the Company’s common stock (or up to 1,889,169 shares) from third parties prior to the Company’s special meeting of stockholders to be held on October 28, 2009. Victory Park is not an affiliate of any of the Company, Ultimate Escapes Holdings, LLC, their respective officers and directors or their respective affiliates. It is anticipated that Victory Park will effect purchases of shares issued in the Company’s initial public offering (the “Public Shares”) through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the Acquisition and exercise their conversion rights.

Pursuant to the Victory Agreement, the Company will pay Victory Park a fee equal to the greater of (i) 1.0% of the value of all shares of the Company’s common stock purchased by Victory Park from third parties and (ii) $100,000. All shares purchased as a result of the Victory Agreement will be voted in favor of each of the stockholder proposals to be presented at the Company’s special meeting of stockholders (as set forth in the Company’s definitive proxy statement filed on October 16, 2009), and will not have conversion rights exercised with respect to such shares. In connection with each purchase of Public Shares by Victory Park pursuant to the Victory Agreement, Victory Park and the Company will enter into a stock purchase agreement (each, a “Victory Purchase Agreement”), pursuant to which the Company will agree to purchase such Public Shares from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for such shares plus the 1.0% fee described above. No funds other than those payable to Victory Park may be released from the trust account containing the net proceeds of the Company’s initial public offering following the consummation of the Acquisition until the Company has paid Victory Park pursuant to the Victory Purchase Agreements in full, except to converting stockholders. Such purchases, if made by Victory Park, would increase the likelihood that holders of a majority of the shares of the Company’s common stock will vote in favor of the Acquisition and that holders of less than 30% of Public Shares will vote against the Acquisition and seek conversion of their Public Shares into cash in accordance with the Company’s charter.

The Victory Agreement and form of Victory Purchase Agreement, attached hereto as Exhibits 10.1 and 10.2, respectively, are incorporated herein by reference. The foregoing description of the Victory Agreement, Victory Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 8.01	Other Event.

On October 22, 2009, the Company issued a press release with respect to its execution of the Victory Agreement. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement, dated as of October 22, 2009, by and between Secure America Acquisition Corporation and Victory Park Capital Advisors, LLC.
10.2	Form of Stock Purchase Agreement, by and between Secure America Acquisition Corporation and the seller listed therein.
99.1	Press Release, dated October 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE AMERICA ACQUISITION CORPORATION

/s/ C. Thomas McMillen
C. Thomas McMillen
Chairman and Co-Chief Executive Officer

Dated:  October 22, 2009